AMENDMENT No. 1 made as of this 1st day of August, 1997 (this
"AMENDMENT") to the AMENDED AND RESTATED SHIPBUILDING CONTRACT (the "SHIPBUILDING CONTRACT") dated as of June 26, 1997 among Navigator Gas (IOM I-D) Limited as assignee of Navigator Holdings PLC's rights, title and interest (the "BUYER") and China Shipbuilding Trading Company, Limited and Jiangnan Shipyard (collectively, as "SELLER") for construction of one (1) 22,000 Cubic Meters Liquified Ethylene Gas Carrier (Hull No. 2248). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the SHIPBUILDING CONTRACT.

               WHEREAS, the BUYER and SELLER desire to amend certain terms and schedules of the SHIPBUILDING CONTRACT to and in accordance with Section 7 of
Article XXI of the SHIPBUILDING CONTRACT for the purpose of correcting provisions therein which have resulted from the increased cost of borrowing incurred by the BUYER to finance the acquisition of the Vessel;

                           NOW, THEREFORE, in consideration of the foregoing,
BUYER and SELLER agree as follows:


               1. Section 7(a) of Article II of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and is hereby amended to read as follows:

               "(a) All payments made by the BUYER hereunder in United States Dollars and prior to Delivery and BUYER's acceptance of the VESSEL shall be in the nature of installments to the SELLER. In the event that, the VESSEL is rejected by the BUYER, or this Contract is canceled or terminated by the BUYER, all in accordance with the terms of this Contract, or if the SELLER should default in Delivery of the VESSEL or is guilty of breach of this Contract justifying a rescission thereof by the BUYER then, and in any such event, the SELLER shall refund to the BUYER an amount equal to the sum of the following:

                                    (i) the amounts set forth in Schedule 2
                           hereto calculated as of the first day of the calendar month in which the Date of Rejection occurs,

                                    (ii) an amount equal to the product of (x)
                           the difference between (1) the amount set forth on
                           Schedule 2 hereto calculated as of the first day of the calendar month immediately succeeding the month in which the Date of Rejection occurs and (2) the amount set forth on Schedule 2 hereto as of the first day of the month in which the Date of Rejection occurs and (y) a fraction the numerator of which is the numeric day of the month of the Date of Rejection and the denominator of which is 30, and

                                    (iii) the amount set forth on Schedule 3
                           hereto calculated as of the calendar month in which the Date of Rejection occurs.

If the amount as calculated above is not paid on the Date of Rejection there shall be added to such amount interest at the rate of eleven percent (11.0%) per annum from and including the Date of Rejection to but not including the date such amount is paid. Such refunds by the SELLER to the BUYER shall forthwith discharge all obligations, duties, and liabilities of each of the parties hereto to the other under this Contract. Any and all refunds made to the BUYER under this Article II, Section 7 shall be made in United States Dollars. Throughout this Contract, whenever interest is due on any amounts to be paid or refunded by either party, said interest shall be calculated as simple interest, based on the actual number of days divided by 360.

               For purposes of this Section 7(a) Date of Rejection means the date on which written notice of rejection, cancellation or rescission is delivered by BUYER to SELLER.

               All refunds made by the SELLER to the BUYER under this contract shall be paid in United States Dollars by telegraphic transfer to the BUYER's account or its assignee's account as set forth in a written notice to the SELLER from such party."

               2. Section 1(a)(ii) of Article III of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and is hereby amended to read as follows:

                           "(ii) If the Delivery is not made on the Original
               Delivery Date (subject to a Permissible Delay as defined below), the SELLER shall pay the BUYER, as liquidated damages (not as penalty), the amount of $11,000 for each calendar day for the first ninety (90) calendar days of delay beyond the Extended Delivery Date (as hereinafter defined) and the amount of $14,500 for each calendar day of delay thereafter up to and including the 210th day from the Original Delivery Date ("Original Delay Period"). Liquidated damages calculated with respect to the Original Delay Period shall be recovered by the BUYER through a reduction in the Fifth Installment payable by the BUYER to the SELLER in an amount equal to such Liquidated Damages."

               3. Section 3(a) of Article XI of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and is hereby amended to read as follows:

               "(a) If the BUYER is in default of payment as to any installment as provided in Paragraph 1 (a) and/or 1 (b) of this Article, the BUYER shall pay interest on such installment at the rate of eleven percent (11.0%) per annum until the date of the payment of the full amount, including all aforesaid interest. In case the BUYER shall fail to take delivery of the VESSEL when required to as provided in Section 1 (c) of this Article, the BUYER shall be deemed in default of payment of the fifth installment and shall pay interest thereon at the same rate as aforesaid from and including the day on which the VESSEL is tendered for delivery by the SELLER, as provided in Article VII
Section 6 hereof."

               4. Schedule 2 of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and Schedule 2 attached hereto shall be attached as Schedule 2 to the SHIPBUILDING CONTRACT.

               5. Schedule 3 of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and Schedule 3 attached hereto shall be attached as Schedule 3 to the SHIPBUILDING CONTRACT.


               6. Schedule 1 to Exhibit A of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and Schedule 1 to Exhibit A attached hereto shall be attached as Schedule 1 to Exhibit A to the SHIPBUILDING CONTRACT.

               7. The parties hereto agree that the validity, enforcement and interpretation of this AMENDMENT and of each Article and part hereof be governed by and interpreted in accordance with the Laws of England.

               8. This AMENDMENT has been prepared in the English language, which shall control. This AMENDMENT has been signed in triplicate, one counterpart being retained by the BUILDER, one by CSTC and one by the BUYER.

               9. This AMENDMENT may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT to be duly executed on the day and year first above written.

                                   NAVIGATOR GAS (IOM I-D) LIMITED


                                   By:  /s/ Richard Klapow
                                      ---------------------------
                                   Name: Richard Klapow
                                        -------------------------
                                   Title: Director
                                         ------------------------


                                   CHINA SHIPBUILDING TRADING
                                   COMPANY, LIMITED


                                   By:  /s/ Shen Yiping
                                      ---------------------------
                                   Name: Shen Yiping
                                        -------------------------
                                   Title: Vice President
                                         ------------------------


                                   JIANGNAN SHIPYARD


                                   By:  /s/ Gong Jingen
                                      ---------------------------
                                   Name: Gong Jingen
                                        -------------------------
                                   Title: Vice President
                                         ------------------------

Navigator Gas Transport PLC                                        July 31, 1997

                SCHEDULE 1 - REFUNDMENT GUARANTEE- HULL NO. 2248


                 MONTH                      DATE                        AMOUNT
                  0.0                    07-Aug-97                   4,572,200
                  0.8                    01-Sep-97                   4,602,681
                  1.8                    01-Oct-97                   4,640,783
                  2.8                    01-Nov-97                   4,678,885
                  3.8                    01-Dec-97                   4,716,986
                  4.8                    01-Jan-98                   4,755,088
                  5.8                    01-Feb-98                   4,793,190
                  6.8                    01-Mar-98                   4,831,291
                  7.8                    01-Apr-98                   4,869,393
                  8.8                    01-May-98                   4,907,495
                  9.8                    01-Jun-98                   4,945,596
                 10.8                    01-Jul-98                   4,983,698
                 11.8                    01-Aug-98                   5,021,800
                 12.8                    01-Sep-98                   5,059,901
                 13.8                    01-Oct-98                   5,098,003
                 14.8                    01-Nov-98                   5,136,105
                 15.8                    01-Dec-98                   5,174,206
                 16.8                    01-Jan-99                   5,212,308
                 17.8                    01-Feb-99                  12,108,710
                 18.8                    01-Mar-99                  12,203,964
                 19.8                    01-Apr-99                  12,299,218
                 20.8                    01-May-99                  12,394,472
                 21.8                    01-Jun-99                  12,489,726
                 22.8                    01-Jul-99                  12,584,981
                 23.8                    01-Aug-99                  12,680,235
                 24.8                    01-Sep-99                  12,775,489
                 25.8                    01-Oct-99                  19,729,043
                 26.8                    01-Nov-99                  19,881,450
                 27.8                    01-Dec-99                  20,033,856
                 28.8                    01-Jan-2000                20,186,263
                 29.8                    01-Feb-2000                20,338,670
                 30.8                    01-Mar-2000                25,063,276
                 31.8                    01-Apr-2000                25,253,785
                 32.8                    01-May-2000                25,444,293
                 33.8                    01-Jun-2000                25,634,801
                 34.8                    01-Jul-2000                25,825,310
                 35.8                    01-Aug-2000                26,015,818
                 36.8                    01-Sep-2000                26,206,326
                 37.8                    01-Oct-2000                26,396,835
                 38.8                    01-Nov-2000                26,587,343
                 39.8                    01-Dec-2000                26,777,851
                 40.8                    01-Jan-2001                26,968,360
                 41.8                    01-Feb-2001                27,099,868
                 42.8                    01-Mar-2001                27,229,376
                 43.8                    01-Apr-2001                27,357,885


Cambridge Partners, L.L.C.                                                 FINAL

Navigator Gas Transport PLC                                        July 31, 1997

                SCHEDULE 2 - REFUNDMENT GUARANTEE - HULL NO. 2248

                 MONTH                      DATE                        AMOUNT
                  0.0                    07-Aug-97                   4,572,200
                  0.8                    01-Sep-97                   4,602,681
                  1.8                    01-Oct-97                   4,640,783
                  2.8                    01-Nov-97                   4,678,885
                  3.8                    01-Dec-97                   4,716,986
                  4.8                    01-Jan-98                   4,755,088
                  5.8                    01-Feb-98                   4,793,190
                  6.8                    01-Mar-98                   4,831,291
                  7.8                    01-Apr-98                   4,869,393
                  8.8                    01-May-98                   4,907,495
                  9.8                    01-Jun-98                   4,945,596
                 10.8                    01-Jul-98                   4,983,698
                 11.8                    01-Aug-98                   5,021,800
                 12.8                    01-Sep-98                   5,059,901
                 13.8                    01-Oct-98                   5,098,003
                 14.8                    01-Nov-98                   5,136,105
                 15.8                    01-Dec-98                   5,174,206
                 16.8                    01-Jan-99                   5,212,308
                 17.8                    01-Feb-99                  12,108,710
                 18.8                    01-Mar-99                  12,203,964
                 19.8                    01-Apr-99                  12,299,218
                 20.8                    01-May-99                  12,394,472
                 21.8                    01-Jun-99                  12,489,726
                 22.8                    01-Jul-99                  12,584,981
                 23.8                    01-Aug-99                  12,680,235
                 24.8                    01-Sep-99                  12,775,489
                 25.8                    01-Oct-99                  19,729,043
                 26.8                    01-Nov-99                  19,881,450
                 27.8                    01-Dec-99                  20,033,856
                 28.8                  01-Jan-2000                  20,186,263
                 29.8                  01-Feb-2000                  20,338,670
                 30.8                  01-Mar-2000                  25,063,276
                 31.8                  01-Apr-2000                  25,253,785
                 32.8                  01-May-2000                  25,444,293
                 33.8                  01-Jun-2000                  25,634,801
                 34.8                  01-Jul-2000                  25,825,310
                 35.8                  01-Aug-2000                  26,015,818
                 36.8                  01-Sep-2000                  26,206,326
                 37.8                  01-Oct-2000                  26,396,835
                 38.8                  01-Nov-2000                  26,587,343
                 39.8                  01-Dec-2000                  26,777,851
                 40.8                  01-Jan-2001                  26,968,360
                 41.8                  01-Feb-2001                  27,099,868
                 42.8                  01-Mar-2001                  27,229,376
                 43.8                  01-Apr-2001                  27,357,885


Cambridge Partners, L.L.C.                                                 FINAL

Navigator Gas Transport PLC                                        July 31, 1997

                  SCHEDULE 3 - PERFORMANCE BOND - HULL NO. 2248

                 MONTH                      DATE                        AMOUNT
                  0.0                       Aug-97                   1,907,461
                  0.8                       Sep-97                   4,599,477
                  1.8                       Oct-97                   4,823,738
                  2.8                       Nov-97                   5,066,457
                  3.8                       Dec-97                   5,286,673
                  4.8                       Jan-98                   5,534,421
                  5.8                       Feb-98                   5,806,889
                  6.8                       Mar-98                   6,018,952
                  7.8                       Apr-98                   6,268,619
                  8.8                       May-98                   6,496,804
                  9.8                       Jun-98                   6,743,214
                 10.8                       Jul-98                   6,987,403
                 11.8                       Aug-98                   7,240,007
                 12.8                       Sep-98                   7,500,531
                 13.8                       Oct-98                   7,740,385
                 14.8                       Nov-98                   7,997,777
                 15.8                       Dec-98                   8,234,263
                 16.8                       Jan-99                   8,498,245
                 17.8                       Feb-99                   8,735,114
                 18.8                       Mar-99                   8,954,096
                 19.8                       Apr-99                   9,203,262
                 20.8                       May-99                   9,435,184
                 21.8                       Jun-99                   9,681,736
                 22.8                       Jul-99                   9,930,353
                 23.8                       Aug-99                  10,185,747
                 24.8                       Sep-99                  10,447,390
                 25.8                       Oct-99                  10,643,575
                 26.8                       Nov-99                  10,883,123
                 27.8                       Dec-99                  11,108,983
                 28.8                     Jan-2000                  11,357,079
                 29.8                     Feb-2000                  11,615,729
                 30.8                     Mar-2000                  11,817,585
                 31.8                     Apr-2000                  12,215,867
                 32.8                     May-2000                  12,625,964
                 33.8                     Jun-2001                   8,287,439
                 34.8                     Jul-2000                   8,507,516
                 35.8                     Aug-2000                   8,732,527
                 36.8                     Sep-2000                   8,961,909
                 37.8                     Oct-2000                   9,179,881
                 38.8                     Nov-2000                   9,407,534
                 39.8                     Dec-2000                   9,623,647
                 40.8                     Jan-2001                   9,922,590
                 41.8                     Feb-2001                   9,686,661
                 42.8                     Mar-2001                   9,418,639
                 43.8                     Apr-2001                   8,871,079


Cambridge Partners, L.L.C.                                                 FINAL